UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):       May 24, 2006



                          REGIONS FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



    Delaware                         0-6159                       63-0589368

(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



        417 North 20th Street                                     35203
        Birmingham, Alabama

        (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (205) 944-1300


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2006, Regions Financial Corporation ("REGIONS") and AmSouth Bancorporation ("AMSOUTH") entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), pursuant to which AmSouth will, subject to the terms and conditions of the Merger Agreement, merge with and into Regions (the "MERGER"), with the combined company retaining the name Regions Financial Corporation.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of both companies, upon the completion of the Merger each share of AmSouth common stock will be converted into 0.7974 shares of Regions common stock (the "EXCHANGE RATIO"), with cash to be paid in lieu of fractional shares of Regions common stock. AmSouth stock options and other equity awards will convert upon completion of the Merger into stock options and equity awards with respect to Regions common stock, subject to adjustment to reflect the Exchange Ratio.

The Merger Agreement contains representations, warranties and covenants of AmSouth and Regions, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. The board of directors of each company has adopted a resolution recommending the approval and adoption of the Merger Agreement by its respective stockholders, and each party has agreed to hold a stockholder meeting to put these matters before their stockholders for their consideration. Each party has also agreed not to (i) solicit proposals relating to alternative business combination transactions or
(ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to various conditions, including (i) requisite approvals of the holders of AmSouth and Regions common stock, (ii) receipt of regulatory approvals, (iii) the absence of any law or order prohibiting the closing, and (iv) effectiveness of the Form S-4 registration statement relating to the Regions common stock to be issued in the Merger and listing of the Regions common stock to be issued in the Merger on the New York Stock Exchange. In addition, each party's obligation to consummate the Merger is subject to certain other conditions, including (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants in all material respects and (iii) the delivery of opinions from counsel to AmSouth and counsel to Regions relating to the U.S. federal income tax code treatment of the Merger.

Under the Merger Agreement, upon completion of the Merger, Jackson W. Moore, chairman of the board, president and chief executive officer of Regions, will become chairman of the board of the combined company, and C. Dowd Ritter, chairman of the board, president and chief executive officer of AmSouth, will become president and chief executive officer of the combined company. The combined company's board of directors will initially be comprised of twenty-one members, with twelve nominated by Regions and nine nominated by AmSouth (subject


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to possible increase by one newly appointed director for each company as mutually agreed by the parties). Effective as of the completion of the Merger, the Regions by-laws will be amended to implement provisions relating to the management and the board of directors of Regions after the Merger, as further described in the Merger Agreement.

The Merger Agreement contains certain termination rights for both Regions and AmSouth. Under certain circumstances, termination of the Merger Agreement may result in a party having rights under its relevant Stock Option Agreement (described below).

In connection with entering into the Merger Agreement, Regions and AmSouth entered into separate reciprocal stock option agreements (the "STOCK OPTION AGREEMENTS"), pursuant to which each of AmSouth and Regions granted to the other a stock option (the "OPTION") with respect to a number of shares representing up to 19.9% of each party's total outstanding common shares prior to the issuance of shares under the applicable Stock Option Agreement. Neither of the Options is currently exercisable and, as further set forth in the Stock Option Agreements, will only become exercisable upon the occurrence of certain events relating to a third party acquisition proposal relating to the issuer of the shares covered by the respective Option. Each party's total realizable value under the Option it has been granted is subject to a cap of approximately $393 million. Under certain circumstances, each of the parties may be required to repurchase for cash the applicable Option or the shares acquired pursuant to the exercise of such Option.

In connection with the execution of the merger agreement, Jackson W. Moore, Regions' chief executive officer, entered into an employment agreement with a four-year term commencing upon completion of the Merger, which will supersede his existing agreement. During the term, Mr. Moore will serve as Regions' Chairman and as a member of its board of directors. Mr. Moore will be provided with office space and secretarial services at both Regions' headquarters and a location to be determined by Mr. Moore. During the term, Mr. Moore will receive annual base salary, annual bonus and long-term incentive compensation of not less than 75 percent of those provided to Regions' chief executive officer, with newly granted long-term incentive awards to vest no later than the expiration of the four-year term. Mr. Moore will participate in all benefit, perquisite (including reimbursement for club dues and relocation expenses) and other plans (other than certain retirement plans of AmSouth) generally applicable to Regions' chief executive officer and other senior executives, including retiree medical benefits for Mr. Moore and his spouse and use of a corporate aircraft. Following completion of the Merger, Mr. Moore will be paid his SERP benefit, his deferred stock account balance and the change-in-control benefits under his existing employment agreement, and on completion of the Merger, all equity-based compensation awards will vest and options will remain exercisable in accordance with their current terms. In addition, Regions will honor the existing terms of the trust agreement pertaining to the payment of premiums on Mr. Moore's life insurance policy. In the event that, during the term, Mr. Moore's employment is terminated by Regions without "cause" or by Mr. Moore for "good reason," Mr. Moore will be paid a lump sum cash payment equal to the sum of (1) a pro rata bonus for the year of termination and (2) Mr. Moore's annual base salary and average annual bonus as Chairman (or if no such bonus has been paid, his last bonus as chief executive officer) for the remainder of the term. In addition, upon such a termination all equity compensation awards will vest and remain exercisable for their full term.


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The foregoing descriptions of the Merger Agreement, Stock Option Agreements and
Employment Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement, Stock Option Agreements and Employment Agreement, copies of which are filed as Exhibits 2.1, 99.1, 99.2 and 10.1, respectively, hereto and are hereby incorporated into this report by reference.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Regions and AmSouth. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement and the Stock Option Agreements together with the other information concerning Regions and AmSouth that each company publicly files in reports and statements with the Securities and Exchange Commission (the "SEC").

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

The Merger will be submitted to Regions Financial's and AmSouth's stockholders for their consideration. Regions Financial will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company's stockholders, and each of Regions Financial and AmSouth may file other relevant documents concerning the Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Regions Financial and AmSouth, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing Regions Financial's website (http://www.regions.com) under the tab "Investor Relations" and then under the heading "SEC Filings", or by accessing AmSouth's website (http://www.amsouth.com) under the tab "About AmSouth", then under the tab "Investor Relations" and then under the heading "SEC Filings".

Regions Financial and AmSouth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Regions Financial and/or AmSouth in connection with the Merger. Information about the directors and executive officers of Regions Financial is set forth in the proxy statement for Regions Financial's 2006 annual meeting of stockholders, as filed with the SEC on April 5, 2006. Information about the directors and executive officers of AmSouth is set forth in the proxy statement for AmSouth's 2006 annual meeting of stockholders, as filed with the SEC on March 16, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy


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statement/prospectus regarding the Merger when it becomes available. You may obtain free copies of these documents as described above.

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Regions Financial and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions Financial and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company's filings with the SEC. Regions Financial and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing.



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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         The following exhibits are filed herewith:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT

2.1 Agreement and Plan of Merger, dated as of May 24, 2006, by and between Regions Financial Corporation and AmSouth Bancorporation.

10.1 Employment Agreement, dated as of May 24, 2006, by and between Regions Financial Corporation and Jackson W. Moore.

99.1 Stock Option Agreement, dated as of May 24, 2006, by and between Regions Financial Corporation (issuer) and AmSouth Bancorporation (grantee).

99.2 Stock Option Agreement, dated as of May 24, 2006, by and between Regions Financial Corporation (grantee) and AmSouth Bancorporation (issuer).


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 31st day of May, 2006.





                                       REGIONS FINANCIAL CORPORATION

                                       By:  /s/ D. Bryan Jordan
                                            -------------------------
                                       Name: D. Bryan Jordan
                                       Title: Executive Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX



EXHIBIT NO.      DESCRIPTION OF EXHIBIT

2.1 Agreement and Plan of Merger, dated as of May 24, 2006, by and between Regions Financial Corporation and AmSouth Bancorporation.

10.1 Employment Agreement, dated as of May 24, 2006, by and between Regions Financial Corporation and Jackson W. Moore.

99.1 Stock Option Agreement, dated as of May 24, 2006, by and between Regions Financial Corporation (issuer) and AmSouth Bancorporation (grantee).

99.2 Stock Option Agreement, dated as of May 24, 2006, by and between Regions Financial Corporation (grantee) and AmSouth Bancorporation (issuer).